Benefit Plans (Funded Status and Components of Net Periodic Pension Cost and Valuation Assumptions) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
Benefit Plans [Abstract]
Interest cost	$ 252	$ 247
Expected return on plan assets	(218)	(206)
Amortization of unrecognized loss	30	10
Total	$ 64	$ 51
Discount rate	6.50%	7.00%
Rate of return on long-term assets	7.00%	7.00%
Salary increase rate	0.00%	0.00%